Investor Presentation January 2025

Forward-Looking Statements This presentation contains forward-looking statements (“FLS”) which are protected as FLS under the PSLRA, and which are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of significant business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the Company”) will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are FLS and include, but are not limited to, statements regarding future: safe and reliable operations; compliance with regulations; ability to minimize environmental impacts and create value; financial performance and forecasts; profitable growth; increasing focus on renewable production, energy transition and lower carbon emissions; crude oil capacities; strategic value of our locations; access to crude oil and condensate fields and price-advantaged sources; liquid volume yields; percentage ownership of CVR Partners common units and its general partner; our controlling shareholder’s intention regarding ownership of our common stock and potential strategic transactions involving us or CVR Partners; capacity of and production from our renewable diesel unit; fertilizer segment feedstock diversity, costs, and utilization rates; strategic priorities including our ability to operate safely, improve EH&S performance, preserve cash, focus on projects critical to safe, reliable operations, achieve cost cutting initiatives, preserve our balance sheet and liquidity, take advantage of market conditions and potential near term opportunities, deliver high value neat crude oils to our refineries, increase crude oil gathering rates, reduce purchases of Cushing WTI, realize transportation and product yield advantages, grow our renewable biofuels business, participate in the energy transition, reduce our carbon footprint, minimize our RIN exposure through production of renewable biofuels, achieve RDU production volumes, continue carbon capture and sequestration activities, and maximize returns to investors; market conditions; timing and cost of our turnarounds; ability to create long term value, optimize assets, invest in high return projects, improve feedstock supply, achieve capture rates and product placement, provide above average cash returns to investors, reduce cost of capital, optimize capital structure, maximize asset utilization and reduce downtime exposure; duration of the current margin environment and our ability to navigate market conditions; capex allocations; investments to diversify and enhance core assets; IRR targets; merger and acquisition opportunities, including the ability to identify and evaluate such opportunities; investment profile; repurchase of shares/common units/debt; divestiture of non-core assets; return or investment of excess cash; debt levels and capital structure in relation to peers; benefits of our pretreatment unit project at Wynnewood; reductions in carbon dioxide equivalent emissions and total recordable injury rates; overhead and SG&A costs; sustaining and regulatory capex levels and the ability to assess and appropriately allocate available cash to assets; timing and amount of our dividends/distributions, if any, or the suspension thereof; crude oil capacity and throughput; complexity and quality of our facilities; optionality of our crude oil sourcing and/or marketing network; access to production; storage capacity and space on and direction of pipelines we utilize; levels of organic growth and renewable-focused investments, including the multiple achievements associated therewith; potential operating hazards, including the impacts of fires at our facilities; impacts of plant outages on our results; ability to maximize refined product netbacks; participation in renewable fuel blending economics; sales of blended products and RIN generation and capture; product sales outlets; crude oil, shale oil and condensate production, quality and pricing (including price advantages) and our access thereto (including cost of such access) via our logistics assets, truck fleet, pipelines or otherwise; quality of our refining assets; refining margin and cost of operations as compared to peers or otherwise; product mix; liquid volume, gasoline and distillate yields; utilization rates; economics of crude oil sales at Cushing, OK; the macro environment; gasoline and diesel supply and demand; product inventories; crack spreads, crude oil differentials (including our exposure thereto); renewable volume obligations; our renewable biofuels projects including the cost, timing, benefits, capacities, phases, board of director and regulatory approvals, completion, production, capital investment recovery, feedstocks, margins, credit capture and RIN impact thereof; composition of renewable feedstocks; benefits of our pretreatment project; discussions with and ability to attract potential partners for a renewable diesel project at Coffeyville; sustainable aviation fuel opportunities, including capacity thereof; our ability to secure renewable feedstock supply; conversion of hydrotreater at our Coffeyville facility to renewable service; reduction of carbon emissions; exploration of carbon capture opportunities; the benefits of our business transformation segregating our renewables business and operations; the renewable diesel margin environment; RIN and low carbon fuel standard credit pricing; availability of the blenders tax credit; renewable feedstock carbon intensity; the ability and any decisions to return converted unit to hydrocarbon processing or install additional reactor following renewable conversion; the ability to regain lost hydrocarbon processing capacity following renewable conversion; cash flows from our renewable diesel projects; sensitivities for our renewables initiatives, including impacts thereof on cash flow; the ability access credit and capital markets and obtain financing or cash on terms favorable to us or at all; capital and turnaround expenses and timing therefor, including for our renewables initiatives; global and domestic nitrogen fertilizer supply, demand and consumption; farmer economics and cost structure; impact of fertilizer on yields; European nitrogen fertilizer production, including curtailments thereof; U.S. imports and exports of nitrogen fertilizer; nitrogen fertilizer pricing, including the drivers thereof; corn demand, stocks, uses, pricing, consumption, production, planting and yield, including the drivers thereof; corn consumption, exports and production drivers; ethanol demand; gasoline and ethanol demand destruction resulting from pandemics, including impact on corn demand and fertilizer consumption; grain and corn pricing; domestic nitrogen fertilizer market conditions, natural gas pricing, including impacts thereof on production; cost advantage of U.S. producers; corn planted acre levels; nitrogen fertilizer application rates; harvest timing; carryout inventories of corn and soybeans; nitrogen fertilizer inventories; export restrictions; corn futures pricing; ability to minimize distribution costs and maximize net back pricing; logistics optionality; sustainability of production; feedstock diversification at our Coffeyville fertilizer facility, including the economics thereof; access to transportation for our products, including via rail; nitrogen fertilizer capacity, production and utilization rates; feedstock type and cost; sales revenue; maintenance, growth and turnaround spending; budget; EBITDA and adjusted EBITDA; distributions from our 45Q JV; weather conditions, including droughts; product pricing and capacities; impact of our decision not to pursue a spin-off of our nitrogen fertilizer business and the reasons therefor; and other matters. You are cautioned not to put undue reliance on FLS (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings with the Securities and Exchange Commission by CVR Energy, Inc. (“CVI”) or CVR Partners, LP (“UAN”). These FLS are made only as of the date hereof. Neither CVI nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA and Adjusted EBITDA) are not presentations made in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non- GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Market and Industry Data The market and industry data included in this presentation is based on a variety of sources, including independent industry publications, government publications and other published independent sources, information obtained from customers, distributors, suppliers, trade and business organizations and publicly available information (including the reports and other information our competitors file with the Securities and Exchange Commission, which we did not participate in preparing and as to which we make no representation), as well as our good faith estimates, which have been derived from management’s knowledge and experience in the areas in which our business operates. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain. Accordingly, investors should not place undue weight on the industry and market share data presented in this presentation.

Mission and Values Safety - We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else. If it’s not safe, then we don’t do it. Environment - We care for our environment. Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the environment and that it’s our duty to protect it. Integrity - We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way – the right way with integrity. Corporate Citizenship - We are proud members of the communities where we operate. We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic and social impact through our financial donations and contributions of time, knowledge and talent of our employees to the places where we live and work. Continuous Improvement - We foster accountability under a performance-driven culture. We believe in both individual and team success. We foster accountability under a performance-driven culture that supports creative thinking, teamwork, diversity and personal development so that employees can realize their maximum potential. We use defined work practices for consistency, efficiency and to create value across the organization. Our core values are driven by our people, inform the way we do business each and every day and enhance our ability to accomplish our mission and related strategic objectives. Our mission is to be a top tier North American renewable fuels, petroleum refining, and nitrogen-based fertilizer company as measured by safe and reliable operations, superior financial performance and profitable growth. 2

Company Overview Petroleum Segment: ▪ Two strategically located Mid-Continent refineries close to Cushing, Oklahoma. Total nameplate capacity 206,500 bpd. ▪ Direct access to crude oil and condensate fields in the Anadarko and Arkoma Basins. ▪ Complementary logistics assets and access to multiple key pipelines provide a variety of price advantaged crude oil supply options – 100% exposure to Brent – WTI differential. ▪ 98% liquid volume yield and 92% yield of gasoline and distillate.2 Nitrogen Fertilizer Segment: ▪ CVR Energy owns the general partner and approximately 37% of the common units of CVR Partners, LP (NYSE: UAN). ▪ Two strategically located facilities serving the Southern Plains and Corn Belt. ▪ Primarily engaged in the production of the nitrogen fertilizers ammonia and urea ammonium nitrate (UAN). ▪ Diverse feedstock exposure through petroleum coke and natural gas. Business SegmentsCompany Highlights • Founded: 2006 • Headquarters: Sugar Land, TX • Employees: 1,550+ • Description: CVR Energy (NYSE: CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, with an increasing focus on the production of renewable biofuels, the energy transition, and lower carbon emissions. CVR Energy has two primary business segments: Petroleum and Nitrogen Fertilizer. Our renewables business is comprised of our Renewable Diesel Unit and Pretreatment Unit at Wynnewood, the results of which are not currently reflected in our reportable segments.1 Adjusted EBITDA (3) (1) Our renewables business does not meet the definition of a reportable segment as defined under Accounting Standards Codification Topic 280. (2) Based on total throughputs; for the twelve months ended September 30, 2024. (3) Adjusted EBITDA, Petroleum Adjusted EBITDA and Nitrogen Fertilizer Adjusted EBITDA are non-GAAP measures. See the appendix for the definitions and reconciliations of these non-GAAP measures to their most directly comparable GAAP measures. 3 (3) (3)

Strategic Priorities Focus on EH&S Performance Preserve Cash Flow Maintain Balance Sheet & Liquidity Focus on Crude Oil Quality & Differentials Grow our Renewables Business Focusing on improvements in Environmental, Health and Safety Matters – Safety is Job #1 Consolidated Total Recordable Incident Rate (“TRIR”) declined approximately 20% in 2024 compared to 2023, including declines of approximately 18% in the Petroleum Segment and approximately 29% in the Nitrogen Fertilizer Segment. Refocusing capital spending on projects that are in flight and those critical to safe, reliable operations while also working on internal cost cutting initiatives Focused on executing the upcoming turnaround at the Coffeyville refinery safely, on time and on budget. Given the challenging market conditions, we expect to focus capital spending on projects supportive of safe, reliable operations and projects currently underway. Also working on internal cost cutting initiatives, included reduced hiring. Positioning to strengthen the balance sheet to navigate current market conditions Preserving our balance sheet with total liquidity position of $713 million excluding CVR Partners at the end of 3Q 2024. Total liquidity comprised of $423 million of cash and availability under the CVR Energy ABL of $290 million. • 3Q 2024 dividend suspension to maximize liquidity and support turnaround operations anticipated in 1Q 2025. • Recent closings of $325 million Term Loan Credit Facility and sale of Midway JV interest for $90 million of gross proceeds further enhance liquidity position. Leveraging our strategic location and proprietary gathering system to deliver high value neat crude oils to our refineries Gathering volumes in 3Q 2024 averaged approx. 135,000 bpd. Working to further increase volumes and reduce purchases of Cushing WTI. Transportation and product yield advantages from gathered crude oil typically $0.50 - $1.00 per bbl relative to Cushing WTI. Supporting the energy transition through the production of renewables and the reduction of the carbon footprint of our operations while reducing our exposure to Renewable Identification Numbers (RINs) Wynnewood renewable diesel unit (RDU) completed in April 2022. Pretreatment unit (PTU) at Wynnewood completed and began operations in 1Q 2024. Carbon capture and sequestration activities continuing at Coffeyville fertilizer facility. 4

Capital Allocation Strategy Safety, reliability and environmental compliance are core to CVR’s management philosophy ▪ Approximately $100MM in annual sustaining and regulatory capex, allocated to assets through a continuous assessment process. ▪ Run-rate annual refining turnaround investment of $75MM over a five-year cycle to maximize asset utilization and reduce downtime exposure. ▪ Optimizing significant turnaround operations to be scheduled around periods with lower opportunity cost. Strategically invest in asset development and businesses that diversify and enhance core assets ▪ 30% target IRR for traditional refining organic projects. ▪ 20% target IRR for renewables-focused investments as these assets typically garner higher multiples. ▪ Evaluate merger and acquisition activity as opportunities arise that diversify market exposure or offer significant synergy. Maintain an attractive investment profile by focusing on free cash flow generation and maintaining an appropriately strong balance sheet ▪ Explore potential divestiture of non-core assets. ▪ Support adequate liquidity to operate the business while returning or investing excess cash. ▪ Maintain debt levels and capital structure profile in line with or better than peer group. ▪ Continually re-evaluate the Company’s dividend policy. ▪ Create long-term value through safe, reliable operations and continuously optimizing core refining, renewables, fertilizer and associated logistics assets; ▪ Invest in high return projects that are complimentary to existing assets and improve feedstock supply or improve capture rate and product placement; ▪ Protect the balance sheet by maintaining appropriate liquidity, reducing cost of capital and optimizing capital structure; and ▪ Provide above average cash returns to investors through dividends/distributions when supported by market conditions and deemed appropriate by our Boards of Directors. 5 The recent decision to suspend the 3Q 2024 dividend reflects uncertainty as to the expected duration of current margin conditions taking into consideration the upcoming turnaround at the Coffeyville refinery. Key Priorities: Non-Discretionary Asset Continuity Discretionary Investment Financial Discipline & Investor Returns

PETROLEUM SEGMENT

Asset Footprint 7 Nameplate crude oil capacity of 206,500 bpd across two refineries ▪ 3Q 2024 total throughput of 189,294 bpd, impacted by unplanned downtime related to external power supply outages ▪ FY 2023 total throughput of 208,219 bpd; Crude oil capacity utilization of approximately 92% Average complexity of 10.8 Located in Group 3 of PADD II ▪ Refineries are strategically located ~ 100 to 130 miles from Cushing, OK with access to domestic conventional and Canadian crude oils. ▪ Crude oil pipeline and truck gathering systems with access to production at the wellhead across Kansas, Nebraska, Oklahoma and Missouri. ▪ Historical space on key pipelines provide a variety of crude oil supply options in addition to gathered crude oils. ▪ Contracted space on Keystone and Spearhead pipelines for up to 35,000 bpd of Canadian crude oil deliveries. Mid-Continent Refineries Crude Oil Sourcing Optionality (1) Included assets owned and leased by CVR. (1)

Strategically Located Mid-Con Refineries Multiple Product Sales Outlets Focused on maximizing refined product netbacks and participating in renewable fuel blending economics and internal generation of RINs whenever possible. For the twelve months ended September 30, 2024: ▪ Approximately 21% of refined product sales were across CVR’s refinery racks where we have opportunities to participate in renewable blending economics and internal generation of RINs. ▪ Approximately 31% of product sales were across Oneok and NuStar racks where we have opportunities to participate in renewable blending economics and capture of RINs at certain locations. ▪ Approximately 48% of product sales were to the bulk market where we do not participate in renewable blending. 8

High-Quality Refining Assets Consolidated High Utilization Rates (1) Total Throughput and Production Mix(1) (1) Based on total throughputs and production for the twelve months ended September 30, 2024. (2) CVR Energy has contracted pipeline space up to 35,000 bpd but it has historically been more economic to sell heavy crude oils in Cushing, Oklahoma. (3) Other includes natural gasoline, isobutane, normal butane and gas oil. (4) Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuels. Total Throughput 198,503 bpd Total Production 197,622 bpd 9 CVR’s high-quality and complex assets allow us to source and process a variety of feedstocks allowing CVR optionality to navigate crack spread volatility while maintaining high utilization rates

Constructive Macro Environment 10Source: EIA US Gasoline Demand PADD II Gasoline Demand US Diesel Demand PADD II Diesel Demand

Constructive Macro Environment 11Source: EIA US Gasoline Inventories PADD II Gasoline Inventories US Diesel Inventories PADD II Diesel Inventories

▪ Feed pre-treater at Wynnewood began operations in March 2024. Addition of the PTU enables processing of inedible corn oil, animal fats and used cooking oils that generate additional LCFS credits. ▪ Capitalizes on Wynnewood’s strategic location in the farm belt with access to a wide variety of feedstock supply. ▪ Ability to process lower-carbon intensity feedstocks. ▪ Design, cost estimates and location for the potential project complete; expect to market to potential partners for a renewable diesel project, with option for sustainable aviation fuel at our Coffeyville location. ▪ If constructed, capacity could be up to 500 million gallons per year, of which up to 250 million gallons could be sustainable aviation fuel (SAF). ▪ Exploring opportunities to produce SAF at Wynnewood. ▪ Evaluating options to integrate up the supply chain to further secure feedstock supply. ▪ Also exploring potential investments that could further reduce carbon emissions from the facilities through renewable power generation and carbon capture opportunities. ▪ Conversion of the existing hydrocracker at the Wynnewood Refinery to renewable diesel service and retooling the refinery for maximum condensate processing. ▪ Capacity of 100 million gallons per year of washed and refined soybean oil or pretreated corn oil to produce renewable diesel and naphtha. ▪ Conversion was completed April of 2022. Renewable Diesel Phase 1: Wynnewood Renewable Diesel Phase 2: Pre-Treater Renewable Diesel Phase 3: Coffeyville Future Expansion Opportunities Growing Focus on Renewable Biofuels(1) (1) Projects and phases under consideration and subject to final Board approval, margin environment and other applicable requirements. 12

Renewable Diesel Initiatives 13 KSAAT Project at Wynnewood Renewable diesel margins impacted by several factors: ▪ Crude oil price and spread between ULSD and Soybean oil (HOBO spread) ▪ Feedstock basis (transportation cost + premium for pretreated material) ▪ RINs prices (1.7 D4 Biodiesel RINs generated per gallon of renewable diesel produced) ▪ BTC ($1/gal credit authorized through 2024) ▪ LCFS credit prices ▪ Carbon Intensity (CI) of feedstock utilized impacts value of LCFS credits Key Differentiator vs Other Projects: CVR Energy plans to retain the flexibility to return the unit to hydrocarbon processing and/or install another reactor on the diesel hydrotreater to regain lost hydrocarbon processing capacity if dictated by the margin environment and otherwise approved. Sensitivities (Annual Cash Flows)(1): (1) Based on approximately 100 million gallons per year. Wynnewood Phase 1&2 Project Economics HOBO Spread $0.10 per gal $10M Federal Blenders Credit $1.00 per gal $90M RIN Price $0.10 per gal $15M Pretreatment $0.04 per pound $27M

Capital Expenditures and Turnarounds 14 Note: As of September 30, 2024. 2024e and 2025e bars represent the mid-point of expected ranges. ▪ Maintenance capex estimated at $73MM to $87MM. ▪ Growth capex estimated at $37MM to $48MM. ▪ Wynnewood Alky Project accounts for a significant portion of the expected 2025 growth capex spend. ▪ Coffeyville’s large turnaround is scheduled to begin in 1Q 2025 and is expected to last approximately 45 days, with a total cost estimate of approximately $180MM. ▪ Wynnewood planned turnaround completed in the spring of 2024 with a total cost of approximately $45MM. Next planned turnaround at Wynnewood currently scheduled for 2027. Total Estimated 2025 Petroleum Segment and Other Capex of $110MM - $135MM 2025 Turnaround Spending of $170MM - $190MM

FERTILIZER SEGMENT

16 Stable Trends in Fertilizer Supply & Demand Source: USDA, Fertecon US Nitrogen SupplyCorn Stocks to Use ▪ Fertilizers typically represent approximately 15% of farmers’ cost structure and significantly improve yields. ▪ USDA projecting stocks to use ratio for 2024/2025 at approximately 11%. Nitrogen fertilizer pricing has stabilized recently, and U.S. producers remain at the low end of global cost curve due to low natural gas prices. ▪ Major global nitrogen capacity build cycle largely complete in 2017/2018, and additional tons have been absorbed by the market. ▪ Reduced global supply of nitrogen fertilizers due to production curtailments in Europe and restrictions on exports from China. ▪ U.S. has become an exporter of nitrogen fertilizer to Europe.

Strong Demand for Corn in the U.S. Source: USDA Economic Research Service and USDA WASDE. (1) Based on 2019 – 2023 average. 17 ▪ Corn has a variety of uses and applications, including feed grains, ethanol for fuel, and food, seed and industrial (FSI) ▪ Feed grains ▪ ~96% of domestic feed grains are supplied by corn ▪ Consumes ~39% of annual corn crop(1) ▪ Ethanol ▪ Consumes ~36% of annual corn crop(1) ▪ Drop in demand for corn in 2021 was impacted by the loss of gasoline and ethanol demand as a result of COVID-19 ▪ Increased export volumes more than offset temporary demand loss from ethanol ▪ Corn production typically driven more by yield than acres planted ▪ Nitrogen fertilizer is generally low on the cost curve for farmers U.S. Domestic Corn Use Domestic Corn Planted Acres and Yield per Acre Historical Corn Pricing $4.37

▪ Summer Ammonia and UAN fill were completed in June, and Ammonia prepay for 4Q shipment was completed in early July. Demand for nitrogen looked strong going into 4Q, consistent with the buying taking place by retailers and growers in solid financial condition. Corn Belt UAN and Ammonia prices for 4Q delivery were approximately $230 - $250/ton and $500 - $550/ton, respectively. ▪ Grain prices softened on concerns over global demand and potential large U.S. crop production. USDA was estimating corn stocks-to-use ratio of approximately 14%. Growers were expected to apply fertilizer in the Fall at similar rates to last year in efforts to maximize yield potential in a lower price environment. 2 0 2 3 Recent Domestic Nitrogen Fertilizer Market Conditions 2 0 2 4 ▪ Inventories of nitrogen fertilizers across the industry were lower than normal starting the new year after a robust fall application period. ▪ Corn Belt and UAN and ammonia prices for spring delivery were approximately $280 - $295/ton and $550 - $580/ton, respectively. ▪ Demand for ammonia was strong in 1Q 2024 as favorable weather conditions allowed farmers to apply ammonia earlier in the year. Summer Spring ▪ Fertilizer application started earlier than normal and activity levels were high through March; sporadic activity in April and May allowed enough downtime for producer inventories to rebuild across the system. ▪ USDA estimated planted corn acreage to be 91 million in 2024, compared to 95 million in 2023. ▪ Corn Belt and UAN and ammonia prices for spring delivery are approximately $275 - $280 per ton and $575 - $590 per ton, respectively. 18 Winter Fall ▪ USDA estimates 90.7 million acres of corn were planted in 2024 with harvested acres of 82.7 million and yields of 183.1 bushels per acre, resulting in carryout inventories below the ten-year average. ▪ Harvest completed in early November and demand was high for Fall ammonia application, although weather was an issue for application in some regions. Corn Belt UAN and Ammonia market prices for 4Q approximately $250/ton and $595/ton, respectively. ▪ Spot natural gas prices increased in the United States, approaching $4 per MMBtu, although remained well below TTF prices over $13 per MMBtu. ▪ December 2025 corn futures prices over $4.25/bu. With solid farm economics projected for 2025 the outlook is for an increase in corn acres planted relative to 2024, which should bode well for nitrogen fertilizer demand.

▪ Large geographic footprint serving the Southern Plains and Corn Belt regions ▪ Well positioned to minimize distribution costs and maximize net back pricing ▪ Rail loading rack at the Coffeyville facility provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points ▪ Production sustainability due to storage capabilities at the plants and offsite locations ▪ Location of the Coffeyville facility allows potential for diversification of feedstock to optimize the economics between natural gas and pet coke (1) Coffeyville Facility carries out railcar distribution via the Union Pacific (“UP”) or Burlington Northern Santa Fe (“BNSF”) railroad lines. (2) East Dubuque Facility carries out railcar distribution via the Canadian National Railway Company. Union Pacific, BNSF and shared lines Company-Owned Nitrogen Fertilizer Facilities East Dubuque Facility Marketing Area Metric Coffeyville Facility East Dubuque Facility Current Ammonia / UAN Capacity 1,300 / 3,100 TPD 1,075 / 950 TPD LTM 3Q24 Ammonia / UAN Production Volumes 2,270 / 3,470 TPD (Consolidated) Feedstock Pet Coke Natural Gas Distribution Methods Rail(1) & Truck Rail(2), Truck & Barge Strategically Located Assets 19 East Dubuque, IL

Key Operating Statistics Consolidated Production Volumes(1) Consolidated Ammonia Utilization Consolidated Feedstock Costs(1) Consolidated Sales Revenue(1)(2) (1) For the twelve months ended September 30, 2024. (2) Excludes freight and other. 20 UAN 67% Ammonia 27% Urea Products 6%

Capital Expenditures and Turnaround Expenses 21 ▪ Maintenance capex estimated at $35MM - $45MM. ▪ Growth capex estimated at $20MM - $25MM. ▪ Majority of planned growth capex to be funded through reserves taken over 2023 and 2024. ▪ No planned turnarounds completed in 2024. ▪ Next planned turnaround is at Coffeyville in 2025 with an estimated cost of approximately $13MM. ▪ East Dubuque’s next planned turnaround is scheduled for 2026. 2025 Total Capex budget of $55MM - $70MM 2025 Turnaround expense estimated at $13MM - $17MM Note: As of September 30, 2024. 2024e and 2025e bars represent the mid-point of expected ranges.

APPENDIX

23 Adjusted EBITDA represents EBITDA adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our underlying operational results of the period or that may obscure results and trends that we deem useful. Adjusted Refining Margin represents Refining Margin adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our underlying operational results of the period or that may obscure results and trends that we deem useful. Direct Operating Expenses per Throughput Barrel represents direct operating expenses for the Company’s Petroleum segment divided by total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Refining Margin represents the difference between the Company’s Petroleum segment net sales and cost of materials and other. Refining Margin and Adjusted Refining Margin per Throughput Barrel represents Refining Margin and Adjusted Refining Margin divided by the total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. Note: Due to rounding, numbers presented within this section may not add or equal to numbers or totals presented elsewhere within this document. Non-GAAP Financial Measures

Non-GAAP Financial Measures 24 (In USD Millions) CVR Energy, Inc. 2020 2021 2022 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 LTM Net Income (loss) (320)$ 74$ 644$ 878$ 97$ 90$ 38$ (122)$ 103$ Add: Interest expense and other financing costs, net of interest income 130 117 85 52 9 20 19 18 66 Add: Income tax expense (benefit) (95) (8) 157 207 22 17 (26) (6) 7 Add: Depreciation and amortization 278 279 288 298 76 76 72 75 299 EBITDA (7)$ 462$ 1,174$ 1,435$ 204$ 203$ 103$ (35)$ 475$ Revaluation of RFS liability, unfavorable (favorable) 59 63 135 (284) (57) (91) - 59 (89) Gain on marketable securities (34) (81) - - - - - - - Unrealized loss (gain) on derivatives, net 9 (16) 5 (32) (67) 24 (17) 9 (51) Inventory valuation impacts, unfavorable (favorable) 58 (127) (24) 45 90 (37) 1 30 84 Goodwill impairment 41 - - - - - - - - Call Option Lawsuits settlement - - 79 - - - - - - Adjusted EBITDA 126$ 301$ 1,369$ 1,164$ 170$ 99$ 87$ 63$ 419$

Non-GAAP Financial Measures 25 Petroleum Segment (In USD Millions, except per bbl data) Refining Margin and Adjusted Refining Margin 2020 2021 2022 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 LTM Net sales 3,586$ 6,721$ 9,919$ 8,287$ 1,997$ 1,722$ 1,795$ 1,648$ 7,162$ Less: Cost of materials and other (3,288) (6,100) (8,488) (6,629) (1,690) (1,432) (1,610) (1,604) (6,336) Direct operating expenses (exclusive of depreciation and amortization) (319) (369) (426) (406) (96) (103) (118) (100) (417) Depreciation and amortization (194) (197) (182) (185) (47) (48) (43) (40) (178) Gross profit (loss) (215) 55 823 1,067 164 139 24 (96) 231 Add: Direct operating expenses (exclusive of depreciation and amortization) 319 369 426 406 96 103 118 100 417 Depreciation and amortization 194 197 182 185 47 48 43 40 178 Refining margin 298 621 1,431 1,658 307 290 185 44 826 Adjustments: Inventory valuation impacts, unfavorable (favorable) 58 (127) (22) 32 80 (37) - 31 74 Unrealized loss (gain) on derivatives, net 9 (16) 3 (30) (67) 24 (17) 9 (51) Revaluation of RFS liability, unfavorable (favorable) 59 63 135 (284) (57) (91) (2) 59 (91) Adjusted refining margin 424$ 541$ 1,547$ 1,376$ 263$ 186$ 166$ 143$ 758$ Refining Margin and Adjusted Refining Margin per throughput barrel 2020 2021 2022 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 LTM Refining margin 298$ 621$ 1,431$ 1,658$ 307$ 290$ 185$ 44$ 826$ Dividend by: total throughput barrels 67 76 75 76 20 18 17 17 73 Refining margin per total throughput barrel 4.44$ 8.14$ 19.09$ 21.82$ 15.01$ 16.29$ 10.94$ 2.53$ 11.37$ 424$ 541$ 1,547$ 1,376$ 263$ 186$ 166$ 143$ 758$ Dividend by: total throughput barrels 67 76 75 76 20 18 17 17 73 Adjusted refining margin per throughput barrel 6.33$ 7.12$ 20.65$ 18.11$ 12.84$ 10.44$ 9.81$ 8.23$ 10.43$ Direct Operating Expense per throughput barrel 2020 2021 2022 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 LTM Direct operating expenses 319$ 369$ 426$ 406$ 96$ 103$ 118$ 100$ 417$ Divided by: total throughput (mm bbls) 67 76 75 76 20 18 17 17 73 Direct operating expenses per total throughput barrel 4.76$ 4.83$ 5.68$ 5.34$ 4.69$ 5.78$ 6.94$ 5.72$ 5.74$ Adjusted refining margin

Non-GAAP Financial Measures 26 (In USD Millions) CVR Partners, LP 2020 2021 2022 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 LTM Net Income (loss) (98)$ 78$ 287$ 172$ 10$ 13$ 26$ 4$ 53$ Add: Interest expense and other financing costs, net of interest income 63 61 34 29 7 8 8 7 30 Add: Depreciation and amortization 76 74 82 80 21 19 20 25 85 EBITDA 41$ 213$ 403$ 281$ 38$ 40$ 54$ 36$ 168$ Goodwill impairment 41 - - - - - - - - Adjusted EBITDA 82$ 213$ 403$ 281$ 38$ 40$ 54$ 36$ 168$

2024 & 2025 Est. Capital Expenditures 27 (1) Includes renewables spending for the Wynnewood Refinery’s renewable feedstock pre-treater project. As of September 30, 2024, Renewables does not meet the definition of a reportable segment as defined under Accounting Standards Codification Topic 280. Maintenance Growth Total Low High Low High Low High Low High Low High Low High Petroleum 94$ 14$ 108$ 88$ 98$ 31$ 34$ 119$ 132$ 70$ 80$ 35$ 45$ 105$ 125$ Nitrogen Fertilizer 28 1 29 31 33 8 9 39 42 35 45 20 25 55 70 Other(1) 6 54 60 4 8 8 13 12 21 3 7 2 3 5 10 Total 128$ 69$ 197$ 123$ 139$ 47$ 56$ 170$ 195$ 108$ 132$ 57$ 73$ 165$ 205$ 2025 Estimate Maintenance Growth Total 2023 Actual 2024 Estimate Maintenance Growth Total

CVR Energy, Inc. NYSE: CVI Icahn Enterprises L.P. & Affiliates Public CVR GP, LLC CVR Partners, LP NYSE: UAN Nitrogen Fertilizer Segment Subsidiaries Petroleum Segment Subsidiaries Public 61.5 % N-E GP Interest • Non-Economic General Partner Interest (“N-E GP Interest”) • All ownership percentages are 100% unless otherwise noted and may be indirect with intervening subsidiaries omitted for simplicity. 33.7% 66.3% 36.8 % JV: 45Q Entities Other Subsidiaries (including Renewables) JV Entity: Enable South Central Pipeline, LLC 40% 50% 1.7 % Simplified Organizational Structure